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                                                                       EXHIBIT 1

                                   AGREEMENT

               In accordance with Reg. S. 13d-1(f)(1), the undersigned each hereby agrees that Hutchison Whampoa Limited shall file on behalf of each of them this Schedule 13D relating to the Common Stock, no par value, in VoiceStream Wireless Corporation, to which this Agreement is an Exhibit and such statements and amendments thereto as may be required to be filed with the United States Securities and Exchange Commission.

     Dated:  May 13, 1999


                              FOR AND ON BEHALF OF
                              HUTCHISON WHAMPOA LIMITED



                              By: /s/ Chow Woo Mo Fong, Susan
                                  --------------------------------------------
                                  Name: Chow Woo Mo Fong, Susan
                                  Title: Director


                              FOR AND ON BEHALF OF
                              HUTCHISON TELECOMMUNICATIONS
                              PCS (USA) LIMITED



                              By: /s/ Khoo Chek Ngee
                                  ------------------------------------
                                  Name: Khoo Chek Ngee
                                  Title: Director



                              FOR AND ON BEHALF OF
                              HUTCHISON TELECOMMUNICATIONS
                              HOLDINGS (USA) LIMITED



                              By: /s/ Khoo Chek Ngee
                                  ------------------------------------
                                  Name: Khoo Chek Ngee
                                  Title: Director
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                              FOR AND ON BEHALF OF
                              CHEUNG KONG (HOLDINGS) LIMITED



                              By: /s/ Ip Tak Chuen, Edmond
                                  ----------------------------------------
                                  Name: Ip Tak Chuen, Edmond
                                  Title: Director